UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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CITIZENS BANCORP OF VIRGINIA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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126 South Main Street
Blackstone, Virginia  23824

Dear Shareholder:

You are cordially invited to attend the 2012 Annual Meeting of Shareholders of Citizens Bancorp of Virginia, Inc. (the “Company”) to be held on May 24, 2012 at 11:00 a.m. at the Company’s main office, 126 South Main Street, Blackstone, Virginia.

At the Annual Meeting, you will be asked to elect 11 directors for terms of one year each.  You also will be asked to ratify the Board of Directors’ selection of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for 2012.  Enclosed with this letter are a formal notice of the Annual Meeting, a Proxy Statement and a form of proxy.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted.  Please complete, sign, date and return the enclosed proxy promptly using the enclosed postage-paid envelope.  The enclosed proxy, when returned properly executed, will be voted in the manner directed in the proxy.

We hope you will participate in the Annual Meeting, either in person or by proxy.

Sincerely,

Joseph D. Borgerding
President and
Chief Executive Officer

Blackstone, Virginia
April 13, 2012

126 South Main Street
Blackstone, Virginia  23824

___________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
___________________

The Annual Meeting of Shareholders (the “Annual Meeting”) of Citizens Bancorp of Virginia, Inc. (the “Company”) will be held on May 24, 2012 at 11:00 a.m. at the Company’s main office, 126 South Main Street, Blackstone, Virginia, for the following purposes:

1.	To elect 11 directors to serve for terms of one year each expiring at the 2013 Annual Meeting of Shareholders;

2.	To ratify the Board of Directors’ selection of Yount, Hyde & Barbour, P.C. as our independent registered public accounting firm to audit the books and accounts of the Company for fiscal year 2012; and

3.	To act upon such other matters as may properly come before the Annual Meeting.

Only holders of shares of Common Stock of record at the close of business on April 2, 2012, the record date fixed by the Board of Directors of the Company, are entitled to notice of, and to vote at, the Annual Meeting.

By Order

Joseph D. Borgerding
President and
Chief Executive Officer

April 13, 2012

Important Notice Regarding the Availability of Proxy Materials
For the Shareholder Meeting to be held on May 24, 2012.

This Notice of Annual Meeting of Shareholders, the Proxy Statement and the 2011 Annual Report to Shareholders are available on the internet at the following website:  www.cfpproxy.com/5557

126 South Main Street
Blackstone, Virginia 23824

PROXY STATEMENT

This Proxy Statement is furnished to holders of the common stock, par value $0.50 per share (“Common Stock”), of Citizens Bancorp of Virginia, Inc. (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the 2012 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on May 24, 2012 at 11:00 a.m. at the Company’s main office, 126 South Main Street, Blackstone, Virginia, and any duly reconvened meeting after adjournment thereof.

Any shareholder who executes a proxy has the power to revoke it at any time by written notice to the Secretary of the Company, by executing a proxy dated as of a later date, or by voting in person at the Annual Meeting.  It is expected that this Proxy Statement and the enclosed proxy card will be mailed on or about April 13, 2012 to all shareholders entitled to vote at the Annual Meeting.

The cost of soliciting proxies for the Annual Meeting will be borne by the Company.  The Company does not intend to solicit proxies otherwise than by use of the mails, but certain directors, officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.  The Company may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of shares of Common Stock.

On April 2, 2012, the record date for determining those shareholders entitled to notice of and to vote at the Annual Meeting, there were 2,312,047 shares of Common Stock issued and outstanding.  Each outstanding share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting.  A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting.

A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, “Abstentions”) with respect to each item submitted for shareholder approval.  Abstentions will be counted for purposes of determining the existence of a quorum.  Abstentions will not be counted as voting in favor of or against the relevant item.

A broker who holds shares in “street name” has the authority to vote on certain items when it has not received instructions from the beneficial owner.  Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters presented to shareholders without instructions from the beneficial owner.  “Broker shares” that are voted on at least one matter will be counted for purposes of determining the existence of a quorum for the transaction of business at the Annual Meeting.  Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a “broker non-vote.”  Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to the Company of such inability to vote, broker non-votes will not be counted as voting in favor of or against the particular matter.  Brokers are permitted to exercise discretionary authority for beneficial owners who have not provided voting instructions with respect to the ratification of independent public accountants; therefore, no broker non-votes are expected to exist in connection with Proposal Two.

Brokers are not permitted to vote on the election of directors without instructions from the beneficial owner.  Therefore, there may be broker non-votes with respect to Proposal One.  If your shares are held through a broker, they will not be voted in the election of directors unless you follow the instructions provided by your broker and affirmatively vote your shares.  The Board of Directors urges you to promptly date, sign and return your proxy to make certain that your shares are voted at the meeting.

The Board of Directors is not aware of any matters other than those described in this Proxy Statement that may be presented for action at the Annual Meeting.  However, if other matters do properly come before the Annual Meeting, the persons named in the enclosed proxy card possess discretionary authority to vote in accordance with their best judgment with respect to such other matters.

PROPOSAL ONE

ELECTION OF DIRECTORS

Eleven directors will be elected at the Annual Meeting.  The individuals listed below are nominated by the Board of Directors for election at the Annual Meeting.

The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors.  Broker non-votes and abstentions will have no effect on the outcome of this proposal.  If the proxy is executed in such manner as not to withhold authority for the election of any of the nominees for directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of the 11 nominees named below.  If the proxy indicates that the shareholder wishes to withhold a vote from one or more nominees for director, such instructions will be followed by the persons named in the proxy.

Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected.  The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.  If, at the time of the Annual Meeting, any nominee is unable or unwilling to serve as a director, votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors.  No family relationships exist among any of the directors or between any of the directors and executive officers of the Company.

The following biographical information discloses each nominee’s age and business experience in the past five years and the year that each individual was first elected to the Board of Directors of the Company or previously to the Board of Directors of Citizens Bank and Trust Company (the “Bank”), the predecessor to and now wholly-owned subsidiary of the Company.  The information also includes the business experience, education, skills or other individual qualities that contribute to the nominee’s qualifications to serve as director, or that contribute to the diversity of the Board of Directors as a whole.  Unless otherwise specified, each nominee has held his or her current position for at least five years.

Nominees for Election for Terms Expiring in 2013

Frank P. Beale, 59, has been a director since 2007.

Mr. Beale is President of Invincia Corporation, an insurance agency, employee benefits, and safety consulting firm located in Chesterfield, Virginia.  He was previously Senior Vice President and Partner with Manry-Rawls Corporation, a regional insurance agency, from 1977 to 2005.  Mr. Beale is a Board member and former chairman of the Chesterfield County Chamber of Commerce.  Mr. Beale’s director qualifications include his business management experience, which also allows him to provide insurance expertise to the Board of Directors, and his community leadership experience.

Joseph D. Borgerding, 54, has been a director since 2005.

Mr. Borgerding was elected as President and Chief Executive Officer of the Company and the Bank on September 27, 2005.  Prior to his promotion, Mr. Borgerding was Vice President and Acting Chief Executive Officer of the Bank.  From March 2003 until October 2004, he served as Vice President/Senior Loan Officer of the Bank.  Prior to joining the Bank in 2003, Mr. Borgerding was employed by BB&T of Virginia and its predecessors, Central Fidelity National Bank, Wachovia Bank, National Association and F&M Bank in Nottoway and Lunenburg Counties from 1986 until 2003, and served as City Executive for the area encompassing Blackstone and Kenbridge, Virginia.  He is a Director on the Advisory Board for the Small Business Development Center at Longwood University in Farmville, Virginia.  He is a member of the Blackstone Revitalization Management Team and is Director/Treasurer of Downtown Blackstone, Inc. which was organized to participate in the Virginia Main Street Program.  He is a former Director of the Blackstone Recreation Association, former Director of the Blackstone Chamber of Commerce, and former President of the Lunenburg Rotary Club.  Mr. Borgerding’s director qualifications include his banking experience, as noted above, which allows him to provide the Board of Directors with expertise regarding the management, operations, and regulation of financial institutions, in addition to his specific knowledge and understanding of the operations of the Company.

William D. Coleburn, 43, has been a director since 2004.

Mr. Coleburn is Editor of the Courier-Record newspaper in Blackstone, Virginia and serves as Mayor of the Town of Blackstone.  Mr. Coleburn is also a member of Nottoway County’s Economic Development Committee.  He is a past President of the Blackstone Chamber of Commerce and is a former member of the Nottoway County Crime Solvers Advisory Board.  Mr. Coleburn has served as Moderator of the Diaconate of Blackstone Presbyterian Church, and as emcee for a wide variety of community fund-raising events.  He remains an active youth girls’ basketball coach, and is a former member of the Board of Directors of the Blackstone Youth Recreation Association.  Mr. Coleburn’s director qualifications include his business management experience, his tenure on the Company’s Board of Directors, and his community involvement and leadership which allows him to provide a unique community perspective to the Board of Directors.

Roy C. Jenkins, Jr., 68, is Vice-Chairman of the Company and has been a director since 1982.

Mr. Jenkins was President of Roy C. Jenkins, Inc., an oil distributor, headquartered in Burkeville, Virginia, until the business was sold in June, 2009 and Mr. Jenkins retired. He served as Chairman of the Company from May, 2006 until May, 2009.  Mr. Jenkins’ director qualifications include his twenty-nine year tenure on the Company’s Board of Directors and his business leadership and management experience which allows him to provide business operations expertise to the Board of Directors.

Joseph F. Morrissette, 70, has been a director since 2002.

Mr. Morrissette is the Mayor of the Town of Burkeville, Virginia.  Mr. Morrissette is a retired Vice President of the Federal Reserve Bank of Richmond, Virginia after a 35 year career.   Mr. Morrissette currently serves on the Southside Virginia Community College Board and is also a member of the Burkeville Ruritan Club.  Mr. Morrissette’s director qualifications include his tenure on the Company’s Board of Directors, and his financial services background which allows him to provide regulatory insight for the Board.

E. Walter Newman, Jr., 48, has been a director since 2004.
Mr. Newman was Vice President and General Manager of Newman Tire Company in Farmville, Virginia until February 2010.   Mr. Newman is also a Magistrate for Virginia’s 10th Judicial District.  He previously served multiple terms as a director of the Virginia Automotive Association.  Mr. Newman’s director qualifications include his tenure on the Company’s Board of Directors and his business management experience which allows him to provide business operations expertise to the Board of Directors.

Charles F. “Charlie” Parker, Jr., 43, has been a director since 2010.
Mr. Parker is President of Parker Oil Company located in South Hill, Virginia.  Mr. Parker was previously Vice President of Operations at Parker Oil Company and a Manufacturing Engineer for Quay Corporation in Eatontown, New Jersey.  He currently serves on the board of the Virginia Petroleum, Convenience, and Grocery Association.  Mr. Parker’s director qualifications include his business management experience which allows him to provide business operations expertise to the Board of Directors.

Timothy Ray Tharpe, 44, has been a director since 2010.
Mr. Tharpe is Vice President and Manager of J. R. Tharpe Trucking Co., Inc. located in Burkeville, Virginia, and has managed this business for over twenty years.  Mr. Tharpe also serves on the Board of Directors of Central Southside Community Hospital, and is a member of the Prince Edward/Farmville Chamber of Commerce and the Crewe/Burkeville Chamber of Commerce.  He also serves on the Board of the YMCA in Farmville, Virginia and is a member of the Stewardship Committee at Farmville Baptist Church.  Mr. Tharpe’s director qualifications include his business management experience which allows him to provide business operations expertise to the Board of Directors and his community involvement which gives him a local community perspective.

Jo Anne Scott Webb, 59, has been a director since 1990.

Mrs. Webb is President of Scott Pallets Inc., a wood pallet company, and Scott Transport, Inc., a transportation company, headquartered in Amelia, Virginia.  Scott Pallets, which she has managed for 34 years, is nationally certified as a Women’s Business Enterprise by the Women’s Business Enterprise National Council.  Mrs. Webb previously served for eight years as a Director on the State Air Pollution Control Board, and was appointed during 2010 to serve another four-year term.  She has served as an officer and board member for several state forestry industry organizations.  She is also a Director for the Amerikids Child Development Center.  Mrs. Webb’s director qualifications include her twenty-one year tenure on the Company’s Board of Directors, her business and leadership experience which allows her to provide business operations expertise to the Board of Directors, and her community contacts.

Samuel H. West, 68, is Chairman of the Company and has been a director since 1994.

Mr. West established a sole proprietorship as a Certified Public Accountant in 1974, incorporated this practice in 1986, and served as the President of West, Crawley & Winn in Chester, Virginia, providing financial and tax services to individuals and businesses until his retirement in 2003.  Based on his financial background, Mr. West serves as the “financial expert” of the Company’s Audit Committee.  He is also a founding member and former treasurer of the Chester Business Association and formerly served on the Board and as treasurer of the Eppington Foundation.  Mr. West formerly served on the Board of Directors of Pioneer Federal Savings & Loan Association.  Mr. West’s director qualifications include his tenure on the Company’s Board of Directors, his business and financial management experience which allows him to provide tax, accounting and financial expertise to the Board of Directors, and his community contacts.

Jerome A. Wilson, III, 55, has been a director since 1988.

Mr. Wilson is currently a private investor.  He served as Executive Vice President of the Bank from 1994 to 2003.  Mr. Wilson serves as a member of the Nottoway County Industrial Development Authority and formerly served on the Board of Directors of the Community Bankers Bank.  In addition, he is a member and Treasurer of the Finance Committee at Blackstone Presbyterian Church, serves on the Board of the Nottoway County Historical Association, and is a member of the Schwartz Tavern Authority.  Mr. Wilson’s director qualifications include his twenty-three year tenure on the Company’s Board of Directors, his banking experience which allows him to provide Company specific financial and operational expertise to the Board of Directors, and his community contacts.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

Executive Officers Who Are Not Directors

Lynn K. Shekleton, 56, currently serves as Senior Vice President and Secretary of the Company and as Senior Vice President/Human Resources and Branch Administration of the Bank.  From September 2005 to May 2006, she served as Senior Vice President/Human Resources.  From November 2002 to September 2005, she served as Vice President/Human Resources.  From May 2001 to October 2002, she served as Vice President and, from May 1994 to April 2001, she served as Assistant Vice President.

Geoffrey C. Warner, 61, currently serves as Senior Vice President and Interim Chief Financial Officer of the Company and the Bank.  From October 2009 to July 2011, he served as Executive Vice President, Chief Operating Officer, and Chief Financial Officer of Virginia Business Bank in Richmond, Virginia.  From November 2008 to June 2009, Mr. Warner was Executive Vice President and Chief Financial Officer of First Financial Bank in Fairfax, Virginia, and from September 2004 to July 2008, he was Executive Vice President, Chief Operating Officer, and Chief Financial Officer of Virginia Company Bank in Newport News, Virginia.

SECURITY OWNERSHIP

Security Ownership of Management

The following table sets forth, as of March 16, 2012, certain information with respect to beneficial ownership of shares of Common Stock by each of the current members of the Board of Directors, by each nominee for election to the Board of Directors, by each of the executive officers named in the “Summary Compensation Table” below (the “named executive officers”) and by all directors and executive officers as a group.  Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of a director living in such person’s home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time.

Name	Amount and Nature of Beneficial Ownership	Percent of Class (%)

Frank P. Beale	3,200	*
Joseph D. Borgerding	1,700	*
William D. Coleburn	1,158	*
Roy C. Jenkins, Jr.	41,700	1.80%
Joseph F. Morrissette	7,750	*
E. Walter Newman, Jr.	1,090	*
Charles F. Parker, Jr.	2,465	*
Timothy Ray Tharpe	1,250	*
Jo Anne Scott Webb (1)	109,275	4.73%
Samuel H. West (2)	62,127	2.69%
Jerome A. Wilson, III (3)	108,300	4.68%

Ronald E. Baron	300	*
Lynn K. Shekleton	1,260	*

Directors and executive officers
as a group (12 persons)	341,575	14.77%

*	Percentage of ownership is less than one percent of the outstanding shares of Common Stock.

(1)
Amount disclosed includes 7,200 shares of Common Stock held individually, 2,500 shares of Common Stock held jointly with her spouse, 26,205 shares of Common Stock held by Mrs. Webb’s mother for whom Mrs. Webb holds a power-of-attorney to vote such shares of Common Stock, and 73,370 shares of Common Stock held by Mrs. Webb’s father for whom Mrs. Webb holds a power-of-attorney to vote such shares of Common Stock.

(2)	Amount disclosed includes 7,127 shares of Common Stock held individually and 55,000 shares of Common Stock held by his spouse.
(3)
Amount disclosed includes 71,400 shares of Common Stock held individually, 500 shares of Common Stock held as custodian for a relative, 2,400 shares of Common Stock for which Mr. Wilson holds a power-of-attorney to vote such shares for a non-family member, and 34,000 shares of Common Stock held by Mr. Wilson’s mother for whom Mr. Wilson holds a power-of-attorney to vote such shares of Common Stock.

Security Ownership of Certain Beneficial Owners

As of March 16, 2012, there are no persons known to the Company who beneficially own five percent or more of the outstanding shares of Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the Securities and Exchange Commission (“SEC”) reports of ownership and changes in ownership of Common Stock.  Directors and executive officers are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports that they file.  Based solely on review of the copies of such reports furnished to the Company, or written representation that no other reports were required, the Company believes that all filing requirements applicable to its officers and directors were complied with during fiscal year 2011.

CORPORATE GOVERNANCE AND
THE BOARD OF DIRECTORS

General

The business and affairs of the Company are managed under the direction of the Board of Directors in accordance with the Virginia Stock Corporation Act and the Company’s Articles of Incorporation and Bylaws.  Members of the Board are kept informed of the Company’s business through discussions with the President and Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.

Independence of the Directors

The Board of Directors has determined that the following ten individuals of its eleven current members are independent as defined by the listing standards of the NASDAQ Stock Market (“NASDAQ”): Mrs. Webb and Messrs. Beale, Coleburn, Jenkins, Morrissette, Newman, Parker, Tharpe, West, and Wilson.  In reaching this conclusion, the Board of Directors considered that the Company and the Bank conduct business with companies of which certain members of the Board of Directors or members of their immediate families are or were directors or officers.  The Board has not identified a lead independent director because all nonemployee directors, including the Chairman, are considered independent.

In addition to the transactions described on page 18 under “Certain Relationships and Related Transactions”, the Board considered the following relationships with directors to determine whether such director was independent under NASDAQ’s listing standards:

•	William D. Coleburn is Editor and partial owner of the Courier Record, a newspaper from which the Bank purchases printed forms and advertising space in the newspaper.
•	Samuel H. West is a retired partner of West, Crawley & Winn, PC, a public accounting firm from which the Bank contracts fixed assets accounting services.
•	Frank P. Beale is President of Invincia Corporation, an insurance agency which serves as insurance broker for the Company.
•	Charles F. Parker, Jr., is President of Parker Oil Company, an oil distribution company from which the Bank purchases fuel oil.

In each instance, the Board determined that the amount of business conducted in the above relationships is not sufficient to impair the applicable director’s independence under the NASDAQ listing standards.

Board Leadership Structure

The Company’s Chief Executive Officer is a member of the Board of Directors; however, the Board’s governance structure currently separates the roles of Chief Executive Officer and Chairman of the Board.  The Board of Directors serves a vital role in the oversight of the Company’s management team, and believes that the Board is more effective in that role when led by an independent Chairman.  The Board of Directors also believes this structure allows the Chief Executive Officer to focus more on managing the Company’s business operations while the Chairman of the Board leads the Board in fulfilling its corporate governance and oversight responsibilities while remaining independent of daily operations.

Board Role in Risk Oversight

The Company’s management is responsible for the day-to-day management of risks that the Company faces, and the Board of Directors is responsible for the oversight of management’s risk management processes.  As part of fulfilling its oversight responsibilities, in relation to the risk management process of the Company, the Board is responsible for overseeing management’s identification of and planning for the material risks, including credit, liquidity, and operational risks, that are derived from the Company’s business activities.

Committees of the Board of Directors assist the Board in fulfilling its oversight responsibilities for certain risks.  The Audit and Risk Management Committee assists the Board of Directors by providing oversight of the management of risks in the specific areas of financial reporting, internal control, and compliance with legal and regulatory requirements.  The Audit and Risk Management Committee is also responsible for providing oversight of the Company’s enterprise risk management process.  The Compensation Committee assists the Board in fulfilling its oversight responsibilities for the management of risks arising from the Company’s compensation policies.  The Corporate Governance and Nominating Committee assists the Board in fulfilling its oversight responsibilities for the management of risks related to Board membership, structure, and succession.  The Asset Liability Management Committee, which is comprised of members from the Board of Directors and Senior Management, assists the Board in fulfilling its oversight responsibilities for the management of interest rate and liquidity risks that the company faces.

The Board of Directors also believes that full and open communication with management is essential for effective risk management oversight.  Senior management members attend monthly Board and Committee meetings and provide presentations on business operations, financial results, and strategic matters.  The Board also holds annual strategic planning sessions with senior management to identify and discuss key strategies, risks and opportunities of the Company.

Code of Ethics

The Company has a Code of Ethics for directors, officers and all employees of the Company and its subsidiary, and a Code of Ethics applicable to the Company’s Chief Executive Officer, Chief Financial Officer and other principal financial officers.  The Code addresses such topics as protection and proper use of Company assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting and conflicts of interest.  A copy of the Code will be provided, without charge, to any shareholder upon written request to the President of the Company, whose address is Citizens Bancorp of Virginia, Inc., 126 South Main Street, Blackstone, Virginia 23824.

Board and Committee Meeting Attendance

There were 13 meetings of the Board of Directors in 2011.  Each incumbent director attended greater than 75% of the aggregate number of meetings of the Board of Directors and meetings of committees of which the director was a member in 2011.

Committees of the Board

Audit and Risk Management Committee

The members of the Audit and Risk Management Committee are Messrs. Coleburn, Jenkins, Newman, Tharpe, and West.  The Board in its business judgment has determined that all members are independent as defined by NASDAQ’s listing standards and SEC regulations.  The Board of Directors also has determined that all of the members of the Committee have sufficient knowledge in financial and auditing matters to serve on the Committee and that Mr. West qualifies as an audit committee financial expert as defined by SEC regulations.

The Audit and Risk Management Committee assists the Board of Directors in fulfilling its oversight responsibility to the shareholders relating to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications, independence and performance of the internal audit function, and the Company’s enterprise risk management process.  The Board of Directors has adopted a written charter for the Committee, which was amended on January 27, 2011.  A copy of the charter, as amended, was attached as an appendix to the proxy statement for the Company’s 2011 annual meeting. A copy of the charter will be provided, without charge, to any shareholder upon written request to Tamra M. Reekes, Assistant Vice President/Corporate Governance, whose address is Citizens Bancorp of Virginia, Inc., 126 South Main Street, Blackstone, Virginia 23824.

The Audit and Risk Management Committee met five times in 2011.  For additional information regarding the Committee, see “Audit and Risk Management Committee Report” on page 20 of this Proxy Statement.

Compensation Committee

The members of the Compensation Committee are Mrs. Webb and Messrs. Jenkins, Morrissette, Parker and West.  The Board of Directors in its business judgment has determined that all members are independent as defined by NASDAQ’s listing standards.  The Compensation Committee reviews and recommends to the Board levels and methods of officer and employee compensation in accordance with the Company’s Compensation Committee Charter.  A copy of the charter was attached as an appendix to the proxy statement for the Company’s 2010 annual meeting of shareholders and will be provided, without charge, to any shareholder upon written request to Tamra M. Reekes, Assistant Vice President/Corporate Governance, whose address is Citizens Bancorp of Virginia, Inc., 126 South Main Street, Blackstone, Virginia 23824.

The Compensation Committee met three times in 2011.  For additional information regarding the Compensation Committee, see “Compensation Discussion” on page 12 of this Proxy Statement.

Corporate Governance and Nominating Committee

The members of the Corporate Governance and Nominating Committee are Mrs. Webb and Messrs. Jenkins, Newman, and West.  The Corporate Governance and Nominating Committee met one time in 2011.  The Board in its business judgment has determined that all members are independent as defined by NASDAQ’s listing standards. The Corporate Governance and Nominating Committee nominates the individuals proposed for election as directors in accordance with the Company’s Articles of Incorporation and Bylaws and the Corporate Governance and Nominating Committee Charter.  A copy of the charter, as amended, was attached as an appendix to the proxy statement for the Company’s 2010 annual meeting of shareholders and will be provided, without charge, to any shareholder upon written request to Tamra M. Reekes, Assistant Vice President/Corporate Governance, whose address is Citizens Bancorp of Virginia, Inc., 126 South Main Street, Blackstone, Virginia 23824.

In identifying potential nominees, the Committee takes into consideration such factors as it deems appropriate, including the current composition of the Board, and the range of talents, experiences and skills that would best compliment those that are already represented on the Board.  The Committee also takes into consideration the need for specialized expertise and will consider candidates for Board membership suggested by its members, management, and shareholders.

The Company believes that a Board composed of diverse skill sets is best able to understand the organization and its business and to execute its responsibilities.  The Company values diversity in points of view, professional and technical backgrounds, expertise in finance, business management, leadership and community relations.

The Corporate Governance and Nominating Committee considers, at a minimum, the following factors in recommending to the Board of Directors potential new directors, or the continued service of existing directors:

•	The ability of the prospective nominee to represent the interests of the shareholders of the Company
•	The prospective nominee’s standards of integrity, commitment and independence of thought and judgment;

•
The prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards;

•	The extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board of Directors; and
•	The prospective nominee’s involvement within the communities the Company serves.

    Shareholders entitled to vote for the election of directors may submit candidates for formal consideration by the Company in connection with an annual meeting of shareholders if the Company receives timely written notice, in proper form, for each such recommended director nominee.  If the notice is not timely and in proper form, the nominee will not be considered by the Company.  To be timely for the 2013 annual meeting, the notice must be received within the time frame set forth in “Proposals for 2013 Annual Meeting of Shareholders” on page 23 of this Proxy Statement.  To be in proper form, the notice must include each nominee’s written consent to be named as a nominee and to serve, if elected, and information about the shareholder making the nomination and the person nominated for election.  These requirements are more fully described in Article III, Section 15 of the Company’s Bylaws, a copy of which will be provided, without charge, to any shareholder upon written request to Tamra M. Reekes, Assistant Vice President/Corporate Governance, whose address is Citizens Bancorp of Virginia, Inc., 126 South Main Street, Blackstone, Virginia 23824.

Under the process used for selecting new candidates for the Board of Directors, the President and Chief Executive Officer, the Corporate Governance and Nominating Committee, or other Board members identify the need to add a new Board member with specific qualifications or to fill a vacancy on the Board.  The Chairman of the Corporate Governance and Nominating Committee will initiate a search, working with staff support and seeking input from Board members and senior management, hiring a search firm, if necessary, and considering any candidates recommended by shareholders.  An initial slate of candidates that will satisfy criteria and otherwise qualify for membership on the Board may be presented to the Corporate Governance and Nominating Committee.  The President and Chief Executive Officer and at least one member of the Corporate Governance and Nominating Committee interview prospective candidates.  The Corporate Governance and Nominating Committee meets to conduct further interviews of prospective candidates, if necessary or appropriate, and to consider and recommend final candidates for approval by the full Board of Directors.

Annual Meeting Attendance

The Company encourages members of the Board of Directors to attend the annual meeting of shareholders.  All of the directors attended the 2011 annual meeting.

Communications with Directors

Any director may be contacted by writing to him or her c/o Citizens Bancorp of Virginia, Inc., 126 South Main Street, Blackstone, Virginia 23824.  Communications to the non-management directors as a group may be sent to the same address, c/o Tamra M. Reekes, Assistant Vice President/Corporate Governance.  The Company promptly forwards all such correspondence to the indicated directors.

Compensation Discussion

General

The Compensation Committee of the Board of Directors reviews and recommends the salary and other compensation of the executive officers, including the named executive officers, and provides oversight of the compensation program.  The President and Chief Executive Officer and the two other most highly compensated executive officers during 2011 are collectively referred to as named executive officers.  The Compensation Committee consists entirely of non-employee, independent members of the Board of Directors and operates under a written charter approved by the Board of Directors.

Objectives of Our Compensation Program

The primary objective of the executive compensation program is to attract and retain highly skilled and motivated executive officers who will manage the Company in a manner to promote growth and profitability and advance the interest of shareholders.  Additional objectives of the executive compensation program are the following:

•	Align executive pay with shareholders’ interests;
•	Recognize individual initiative and achievements; and
•	Unite the entire executive management team to a common objective of achieving corporate goals.

Executive Compensation Principles

The Compensation Committee seeks to design a compensation structure that attracts and retains qualified and experienced executive officers and, at the same time, is reasonable and competitive.  Executive officers’ total compensation is tied to corporate performance as well as to the creation of shareholder value.  In particular, the Company believes that short-term annual bonuses should be tied directly to both corporate performance and individual performance for the fiscal year.

The Company differentiates compensation to executive officers based on the principle that total compensation should increase with an executive officer’s position and responsibility, while at the same time a greater percentage of total compensation should be tied to corporate and individual performance as position and responsibility increases.

How Executive Pay Levels are Determined

The Compensation Committee reviews the executive compensation program and its elements at least annually.  All decisions by the Compensation Committee relating to the compensation of executive officers are reported to the full Board of Directors.

The Chief Executive Officer and the Senior Vice President of Human Resources are responsible for gathering and presenting relevant compensation market data, which is described below, that will assist the Compensation Committee in evaluating and establishing executive compensation.  Additionally, the Chief Executive Officer provides recommendations to the Compensation Committee on matters of compensation philosophy, plan design, and general guidelines on executive compensation, as well as individual executive performance assessments and recommendations for salary increases and bonuses, for the Compensation Committee to consider.

In determining the compensation of the executive officers, the Committee evaluates total overall compensation, as well as the mix of salary and cash bonuses, using a number of factors, including the following:

•	The financial and operating performance of the Company as measured by the attainment of specific strategic objectives and operating results;

•
The duties, responsibilities, and performance of each executive officer, including the achievement of identified goals for the year as they pertain to the areas of operations for which the executive is personally responsible and accountable;

•	Historical compensation levels; and
•	Comparative industry market data to assess compensation competitiveness.

With respect to comparative industry market data, the Compensation Committee reviews executive salaries and evaluates the compensation structure of the Company’s peer group as presented by the Virginia Bankers Association (“VBA”) in its “2011 Compensation Survey.”  The peer group used for comparison purposes focuses principally on banks that are similar to the Company in asset size.  In establishing compensation, the Compensation Committee balances the need to offer salaries that are competitive with peer companies with the need to maintain careful control over salary and benefits expense.

Components of Executive Compensation

The elements of the compensation program in 2011 included base annual salary and short-term incentive compensation in the form of bonuses.  The Company provides certain retirement benefits through a defined pension plan and a 401(k) savings plan.  The Company also provides health and welfare benefits that include participation in health, dental, and vision plans and various insurance plans, including disability and life insurance that are available to all employees.

Each of the principal components of executive compensation is designed to reward and provide incentives to executive officers consistent with the Company’s overall philosophy on executive compensation.  These components and the rationale and methodology for each are described below.  Specific information on the amounts and types of compensation earned by the named executive officers during 2011 can be found in the tables and narrative disclosures following this discussion.

The Company has not entered into employment agreements with any of its named executive officers.

Base Salary

Our base salary philosophy is to provide competitive salaries to our named executive officers in amounts that will attract and retain individuals with a broad, proven track record of performance.

The Compensation Committee recommends annual base salaries for each executive officer position, including the Chief Executive Officer.  Salary opportunities for executive positions typically fall between the 25th and 75th percentiles in the executive salary ranges published by the VBA.  Salary levels are typically considered annually as part of the Company’s performance review process and upon a promotion or other change in job responsibility.

As President and Chief Executive Officer, Joseph D. Borgerding is eligible for base salary increases and bonuses based on the Compensation Committee’s analysis of the VBA survey data and its assessment of his performance, experience, and tenure.  In making this determination for 2011, the Compensation Committee evaluated the performance of the Chief Executive Officer based on corporate financial performance, achievements in implementing the Company’s long-term strategy, and the personal observations of the Chief Executive Officer’s performance by the members of the Compensation Committee.  No particular weight was given to any particular aspects of the performance of the Chief Executive Officer.

Other executive officers are eligible for base salary increases based on the Compensation Committee’s analysis of the VBA survey data and on its assessment of their performance.  The Chief Executive Officer establishes individual and corporate performance objectives for each executive officer, evaluates his or her performance against the objectives, and provides an assessment of performance to the Compensation Committee.  The Chief Executive Officer may recommend certain salary increases for the other executive officers, but the Compensation Committee is not bound by these recommendations.

For calendar year 2011, the Board of Directors approved increases in the annual salaries of all named executive officers based on the Compensation Committee’s recommendations.

Annual Bonus Incentives

In addition to base salary, the Company has maintained a practice of paying discretionary cash bonuses tied to performance.  Executive officers have the opportunity to earn an annual bonus based on individual performance and company performance.  In addition to promoting and rewarding positive corporate performance, the bonus awards are designed to align the interests of senior management into a common objective.

The Compensation Committee reviews company performance and evaluates the individual performance of the Chief Executive Officer in determining whether the Chief Executive Officer will be awarded an annual bonus.  This determination is made independent of input from the Chief Executive Officer.  The Chief Executive Officer establishes individual and corporate performance objectives for each executive officer, evaluates his or her performance against the objectives, and provides an assessment of executive officer performance to the Compensation Committee.

The Compensation Committee may award discretionary bonuses based on the executive officers’ performance and on the overall performance of the Bank.

The Compensation Committee considers, but is not bound by, the recommendations of the Chief Executive Officer with respect to the payment or amounts of bonuses to executive officers.  The Compensation Committee may also consider the award of individual bonus amounts to executive officers at other times during the year.

Based on year-end projections, the Compensation Committee, in November 2011, considered the potential amounts of bonuses that would be paid in relation to the base salaries and overall compensation of executive officers and the structure and amount of bonuses paid by peer group companies.  The Board of Directors approved the Compensation Committee’s recommendations for cash bonuses to executive officers based on individual performance, the achievement of certain financial and operating objectives relating to the 2011 fiscal year, overall bank performance for the current year, and an analysis of VBA survey data.  Overall bank performance was considered strong for 2011, especially given the economic environment, and there was an increase in net income compared to the prior year.  The Compensation Committee recommended that 2011 bonuses be paid to executive officers based on individual performance and overall performance of the Company.

In 2011, the Compensation Committee did not award any executive bonuses outside of the year-end bonuses that were based on the Bank’s achievement of financial and operating objectives.

Long-Term Compensation Plans

The Compensation Committee and management continue to review the potential implementation of long-term or deferred compensation programs including Supplemental Executive Retirement Plans, stock options, stock awards and non-qualified executive retirement plans.  During 2011, none of these programs were implemented.

Stock-Based Awards

No stock options or other stock-based awards were granted to any of the Company’s employees during the fiscal year ended December 31, 2011.  In addition, no such options or awards were exercised during the fiscal year ended December 31, 2011 or held at December 31, 2011 by any such employees.

Management Continuity Agreements

In connection with its annual review of executive compensation, the Compensation Committee evaluates potential payments to executive officers under Management Continuity Agreements that are in place for each executive officer.  The purpose of the agreements is to encourage the executive to continue employment after a change in control by providing reasonable employment security to the executive and to recognize the prior service of the executive in the event of a termination of employment under certain circumstances after a change in control.  The agreements also ensure that the interests of the executive officers will be materially consistent with the interests of shareholders when considering corporate transactions.

The Company entered into Management Continuity Agreements (each, as amended, the “Agreements”) with Joseph D. Borgerding and Lynn K. Shekleton on March 28, 2003, and with Ronald E. Baron on May 2, 2005.  The Agreement with each of the named executive officers renews each December 31st for a rolling two-year term unless the Company gives written notice of non-renewal to the executive officer no later than the September 30th before the renewal date.

In the event of a Change in Control of the Company (as defined in the Agreements), the Company will continue to employ the named executive officers, under the terms of the Agreements, until the third anniversary of the date of such Change in Control.  The Agreements provide for the continuity of base salary and entitles each named executive officer to participate in the incentive, savings, and retirement plans and in the welfare benefit plans of the Company.  The Agreements also provide for certain other benefits and payments in the event of the termination of employment following a Change in Control.  If employment terminates without “Cause”, for “Good Reason”, or during the “Window Period” (as these terms are defined in the Agreements), the executive will be entitled to receive a lump sum payment of one and one-half times base salary and the continuation of employee welfare benefits for 24 months following the date of termination.  A summary of these benefits and payments is presented in the “Payment upon Termination of Employment” section on page 17 of this Proxy Statement.

Retirement Benefits

The Company provides additional compensation to executive officers through a defined pension plan and a 401(k) plan which are also available to all full-time employees.  The Compensation Committee oversees these plans and the Compensation Committee considers these plans when reviewing an executive’s total annual compensation and when determining the compensation components described previously.  These plans are described below.

Pension Plan

The Bank maintains a noncontributory defined benefit pension plan for employees who are age 20 ½ and have completed six months of eligibility service.  Benefits payable under the plan are based on years of credited service, average compensation over the highest consecutive five years, and the plan’s benefit formula (1.00% of average compensation times years of credited service after February 28, 2003, plus .65% of average compensation in excess of Social Security Covered Compensation times years of credited service after February 28, 2003 up to a maximum of 35 years, plus the frozen accrued benefit determined under the prior formula as of February 28, 2003).  For 2011, the maximum allowable annual benefit payable by the plan at age 65 (the plan’s normal retirement age) was $195,000 and the maximum compensation covered by the plan was $245,000.  Reduced early retirement benefits are payable on or after age 55 upon completion of 10 years of vesting service.  Amounts payable under the plan are not subject to reduction for Social Security benefits.

401(k) Savings Plan

The Bank maintains a 401(k) plan through Pentegra Retirement Services.  All full time employees, including the named executive officers, who are 18 years of age and have completed three consecutive months of employment, are eligible to participate in the 401(k) plan.  Participants may invest up to the maximum allowable limits established by the IRS.  The Bank provides an employer match of 50% on participant’s contributions up to 6% of salary.  Vesting in employer matching contributions occurs according to a three-year graded vesting schedule. Participants may defer taxes on the percentages of salary they invest and on the earnings generated by their investment.  The Bank may, at its option, make supplemental contributions to the plan on a uniform and nondiscriminatory basis.  There were no supplemental contributions made to the 401(k) plan in 2011.

Annual Compensation of Executive Officers

The table below summarizes the compensation earned during 2011 and 2010 by the Chief Executive Officer and the two other most highly compensated executive officers who earned more than $100,000 in total compensation for services rendered in all capacities during 2011, collectively referred to as the “named executive officers.”

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	All Other Compensation (1)	Total Compensation
Joseph D. Borgerding President & Chief Executive Officer	2011 2010	$185,833 $180,000	$25,000 $24,000	$12,018 $12,084	$222,851 $216,084
Ronald E. Baron Senior Vice President & Chief Financial Officer	2011 2010	$125,500 $122,000	$10,000 $ 8,000	$12,266 $11,336	$147,766 $141,336
Lynn K. Shekleton Senior Vice President / Human Resources & Branch Administration	2011 2010	$109,917 $107,000	$ 9,000 $ 8,400	$11,931 $11,795	$130,848 $127,195

(1)	Reflects payment of benefits, which include taxable life insurance, flexible benefit credits paid on behalf of the named executive officers, employer 401(k) contributions, and imputed benefit of Bank Owned Life Insurance.

Employment Agreements

The Company has not entered into employment agreements with any of the named executive officers.  All compensation paid to the named executive officers is determined as described in the “Compensation Discussion” section on page 12 of this Proxy Statement.

In addition, the Company has not made any stock options grants or other stock-based awards to any of its employees.

Defined Benefit Plan

See the “Retirement Benefits” section of the “Compensation Discussion” section on page 15 of this Proxy Statement for discussion of the pension plan in which the named executive officers participate.

Payments upon Termination of Employment

We have entered into Management Continuity Agreements with each of our named executive officers.  A summary of these agreements is presented in the “Compensation Discussion” section above.  These agreements provide for certain benefits and payments to them in the event of the termination of employment without “Cause”, for “Good Reason”, or during the “Window Period” (as these terms are defined in the Agreements), all following a change in control of the Company.  The following table summarizes these benefits and estimates the payments, as of December 31, 2011, that would have occurred upon termination of employment for any of those circumstances at that time.

Name and Principal Position	Lump Sum Payment (1)	Other Compensation (2)	Total Compensation
Joseph D. Borgerding, President and Chief Executive Officer	$285,000	$16,712	$301,712
Ronald E. Baron, Senior Vice President and Chief Financial Officer	$192,000	$17,002	$209,002
Lynn K. Shekleton, Senior Vice President Human Resources and Branch Administration	$168,000	$16,692	$184,692

(1)  The lump sum payment is equal to one and one-half times base salary.
(2)  Reflects payment of taxable life insurance and flexible benefit credits paid on behalf of the named executive officers for 24 months.

The Management Continuity Agreements do not entitle any of the named executive officers to any benefits or payments in the event of the termination of employment for any other reason, whether or not it is in connection with a change in control of the Company.

Incentive Compensation

The Company offers incentive compensation programs to certain Bank employees.  Management has reviewed the risks involved and has developed appropriate risk management processes to ensure these programs do not create undue risk to the Company.  For the reasons described below, management believes that the Company’s incentive compensation programs are not reasonably likely to have a material adverse effect on the Company.

Commissions are paid to the Bank’s investment advisor based on the sales productivity of non-deposit investment products.  This compensation is available to one employee whose salary is structured so that base salary represents a larger percentage of income, is guaranteed, and is not dependent on sales.  Transactions are also subject to both compliance and quality reviews by the broker.

The Bank pays incentive compensation to mortgage loan originators based on dollar production levels associated with residential mortgage loans originated for sale in the secondary market.  This compensation is offered to a limited number of employees.  In addition, these loans are reviewed, approved and funded by the investor, resulting in minimal risk of loss to the Bank.  Incentive compensation is paid only for this specific loan product; other loan products offered by the Bank are excluded.

Customer service representatives, tellers and lenders (other than mortgage originators) are eligible to earn incentive compensation at various times throughout the year when the Company implements programs to grow deposits.  The purpose of these programs is to encourage the development of banking relationships through the establishment of new deposit accounts, and to establish a more active deposit/loan referral relationship between lenders and front-line employees.  Deposit products generally represent a low risk to the Bank.  In addition, the incentive payments for these programs, on an annual basis, are not considered material.

Director Compensation

The following table shows the compensation earned by each of the non-employee directors during 2011.

Name	Fees Earned or Paid in Cash	Total
Frank P. Beale	$ 14,100	$ 14,100
William D. Coleburn	$ 15,000	$ 15,000
Roy C. Jenkins, Jr.	$ 16,200	$ 16,200
Joseph F. Morrissette	$ 13,200	$ 13,200
E. Walter Newman	$ 14,100	$ 14,100
Charles F. Parker, Jr.	$ 12,300	$ 12,300
Timothy Ray Tharpe	$ 13,200	$ 13,200
Jo Anne S. Webb	$ 14,400	$ 14,400
Samuel H. West	$ 18,900	$ 18,900
Jerome A. Wilson, III	$ 14,700	$ 14,700

As compensation for his or her service to the Company, each independent member of the Board of Directors receives an annual $3,600 retainer fee plus a fee of $600 for each meeting of the Board and $300 for each committee meeting attended.  Board members who are also officers of the Bank do not receive fees for serving on the Board or its committees.

Certain Relationships and Related Transactions

Some of the directors and officers of the Company are at present, as in the past, customers of the Bank, and the Company has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with persons not related to the Company.  These transactions do not involve more than the normal risk of collectability or present other unfavorable features.  The balance of loans to directors, executive officers and their associates totaled $6,561,062 at December 31, 2011, or 15.68% of the Company’s equity capital at that date.

There are no legal proceedings to which any director, officer or principal shareholder, or any affiliate thereof, is a party that would be material and adverse to the Company.

The Company has not adopted a formal policy that covers the review and approval of related person transactions by the Board of Directors.  The Board, however, does review all such transactions for approval.  During such a review, the Board will consider, among other things, the related person’s relationship to the Company, the facts and circumstances of the proposed transaction, the aggregate dollar amount of the transaction, the related person’s relationship to the transaction and any other material information.  The Audit Committee of the Board also has the responsibility to review significant conflicts of interest involving directors or executive officers.

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected the firm of Yount, Hyde & Barbour, P.C. as independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2012.  Yount, Hyde & Barbour, P.C. has audited the financial statements of the Company and the Bank for over five years.  A majority of the votes cast by holders of the Common Stock is required for the ratification of the appointment of the independent public accountants.  Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Representatives of Yount, Hyde & Barbour, P.C. are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF YOUNT, HYDE & BARBOUR, P.C. AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012.

AUDIT INFORMATION

Fees of Independent Public Accountants

Audit Fees

The aggregate fees billed by Yount, Hyde & Barbour, P.C. for professional services rendered for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2011 and 2010, and for the review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, and services that are normally provided in connection with statutory and regulatory filings and engagements, for those fiscal years were $87,860 for 2011 and $85,125 for 2010.

Audit Related Fees

The aggregate fees billed by Yount, Hyde & Barbour, P.C. for professional services for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and not reported under the heading “Audit Fees” above for the fiscal years ended December 31, 2011 and December 31, 2010 were $43,425 and $34,912, respectively.  During 2011 and 2010, these services included discussion and research regarding financial accounting and reporting standards, a SysTrust Audit of the reliability of the Bank’s information technology system, including a vulnerability and security assessment, performed as a separate engagement, and an audit of the Company’s defined benefit plan performed as a separate engagement.  The SysTrust audit examined controls over the reliability of the core banking application and associated systems and was based on AICPA Trust Services Criteria for systems reliability.

Tax Fees

The aggregate fees billed by Yount, Hyde & Barbour, P.C. for professional services for tax compliance issues for the fiscal years ended December 31, 2011 and December 31, 2010 were $6,630 and $6,438, respectively.  During 2011 and 2010, these services included preparation of federal and state income tax returns.

All Other Fees

There were no fees billed by Yount, Hyde & Barbour, P.C. for any other services rendered to the Company for the fiscal years ended December 31, 2011 or December 31, 2010.

Audit and Risk Management Committee Report

The Audit and Risk Management Committee is composed of five directors, each of whom is independent within the meaning of the listing standards of the NASDAQ Stock Market and SEC regulations. The Committee operates under a written charter adopted by the Board of Directors. The Committee reviews its charter at least annually and revises it as necessary to ensure compliance with current regulatory requirements.

Management is responsible for:

•	the preparation, presentation and integrity of the Company’s consolidated financial statements; and

•	complying with laws and regulations and ethical business standards.

The Company’s independent registered public accounting firm is responsible for:

•	performing an independent audit of the Company’s consolidated financial statements; and

•	expressing an opinion as to the conformity of the Company’s consolidated financial statements with U.S. generally accepted accounting principles.

The Audit and Risk Management Committee is responsible for:

•
the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company; and

•	monitoring, overseeing and reviewing the accounting and financial reporting processes of the Company.

In this context, the Audit and Risk Management Committee has met and held discussions with management and Yount, Hyde & Barbour, P.C., the Company’s independent registered public accounting firm. Management represented to the Committee that the Company’s consolidated financial statements for the year ended December 31, 2011 were prepared in accordance with U.S. generally accepted accounting principles. The Committee has reviewed and discussed these consolidated financial statements with management and Yount, Hyde & Barbour, P.C., including the scope of the independent registered public accounting firm’s responsibilities, critical accounting policies and practices used and significant financial reporting issues and judgments made in connection with the preparation of such financial statements.

The Audit and Risk Management Committee has discussed with Yount, Hyde & Barbour, P.C. the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Committee has also received the written disclosures and the letter from Yount, Hyde & Barbour, P.C. required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Committee concerning independence and has discussed with Yount, Hyde & Barbour, P.C. the firm’s independence from the Company.  Moreover, the Committee has considered whether the provision of the audit services described above is compatible with maintaining the independence of the independent auditors.

Based upon its discussions with management and Yount, Hyde & Barbour, P.C. and its review of the representations of management and the report of Yount, Hyde & Barbour, P.C. to the Audit and Risk Management Committee, the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the Securities and Exchange Commission.  By recommending to the Board of Directors that the audited consolidated financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

Audit and Risk Management Committee

Samuel H. West, Chairman
William D. Coleburn
Roy C. Jenkins, Jr.
E. Walter Newman, Jr.
Timothy Ray Tharpe

Blackstone, Virginia
March 29, 2012

Pre-Approval Policies and Procedures

All audit related services, tax services and other services were pre-approved by the Audit and Risk Management Committee, which concluded that the provision of such services by Yount, Hyde & Barbour, P.C. was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.  The Committee’s Charter provides for pre-approval of audit, audit-related and tax services.  The Charter authorizes the Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

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PROPOSALS FOR 2013 ANNUAL MEETING OF SHAREHOLDERS

Under the regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at the 2013 annual meeting of shareholders must cause such proposal to be received, in proper form, at the Company’s principal executive offices at 126 South Main Street, Blackstone, Virginia 23824, no later than December 14, 2012, in order for the proposal to be considered for inclusion in the Company’s Proxy Statement for that meeting.  The Company presently anticipates holding the 2013 annual meeting of shareholders on May 23, 2013.

The Company’s Bylaws also prescribe the procedure that a shareholder must follow to nominate directors or to bring other business before shareholders’ meetings outside of the proxy statement process. For a shareholder to nominate a candidate for director or to bring other business before a meeting, notice must be received by the President of the Company not less than 120 days before the first anniversary of the date this meeting notice and proxy statement was first given to shareholders.  Based upon an anticipated date of April 13, 2013 for the first anniversary of the mailing of this notice and proxy statement, the Company must receive any notice of nomination or other business no later than December 14, 2012.  Notice of a nomination for director must describe various matters regarding the nominee and the shareholder giving the notice.  Notice of other business to be brought before the meeting must include a description of the proposed business, the reasons therefore, and other specified matters.   Any shareholder may obtain a copy of the Company’s Bylaws, without charge, upon written request to the Secretary of the Company.

OTHER MATTERS

THE COMPANY’S ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2011, INCLUDING FINANCIAL STATEMENTS, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT.  A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR 2011, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION EXCLUDING EXHIBITS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO TAMRA M. REEKES, ASSISTANT VICE PRESIDENT/CORPORATE GOVERNANCE, WHOSE ADDRESS IS CITIZENS BANCORP OF VIRGINIA, INC., 126 SOUTH MAIN STREET, BLACKSTONE, VIRGINIA 23824.  NEITHER ANNUAL REPORT IS PART OF THE PROXY SOLICITATION MATERIALS.

[FORM OF PROXY]

X PLEASE MARK VOTES AS IN THIS EXAMPLE

REVOCABLE PROXY
CITIZENS BANCORP OF VIRGINIA, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

MAY 24, 2012

The undersigned shareholder of Citizens Bancorp of Virginia, Inc. (the "Company") hereby acknowledges receipt of the Notice of the 2012 Annual Meeting of Shareholders and Proxy Statement attached thereto, and hereby appoints Rhonda W. Kincer and Lynn K. Shekleton, and each of them (with full power to act without the other and with full power of substitution), as the true and lawful attorneys and proxies of the undersigned to vote all of the shares of record in the name of the undersigned, with all of the powers that the undersigned would possess if personally present at the 2012 Annual Meeting, or any adjournment thereof.

The proxies are hereby further authorized to vote as specified below upon the following items **(THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE ITEMS):**

1. Election of Directors. For ☐ With-hold ☐ For All Except ☐

Nominees:

Frank P. Beale	Joseph F. Morrissette	Jo Anne Scott Webb
Joseph D. Borgerding	E. Walter Newman, Jr.	Samuel H. West
William D. Coleburn	Charles F. Parker, Jr.	Jerome A. Wilson, III
Roy C. Jenkins, Jr.	Timothy R. Tharpe	

Instructions: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write that nominee's name in the space provided below.

____

THIS PROXY WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTIONS ARE GIVEN BY THE UNDERSIGNED, OR IF DIRECTIONS ARE UNCLEAR, THIS PROXY WILL BE VOTED <u>FOR</u> EACH OF PROPOSALS 1 AND 2 IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS OF THE COMPANY.

The undersigned hereby revokes all proxies given prior to this date for the 2012 Annual Meeting of Shareholders of the Company.

Please be sure to date and sign this proxy card in the box below. Date

Sign above ______________ Co-holder (if any) sign above

Please date, sign and return promptly. Only one of several joint owners needs to sign. Fiduciaries must state title. If signing for a corporation or partnership, or as fiduciary, indicate the capacity in which you are signing and state the name of the business or beneficiary.

Detach above card, sign, date and mail in postage paid envelope provided.

SIGNING THIS PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU DESIRE. SEE THE PROXY STATEMENT FOR FURTHER INFORMATION.

PLEASE ACT PROMPTLY
SIGN, DATE, AND MAIL YOUR PROXY CARD TODAY.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

____

____

____

PROXY MATERIALS ARE AVAILABLE ON-LINE AT:
http://www.cfpproxy.com/5557

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